Exhibit 99.2

AKOM © 202 4 Aerkomm Inc. All rights reserved. April 2024 Steering the future of satellite communications for a better connected world

AKOM 2 Disclaimer STATEMENTS CONTAINED HEREIN AS TO THE CONTENT OF ANY AGREEMENT OR OTHER DOCUMENT ARE SUMMARIES AND, THEREFORE, ARE NECESSARILY SELECTIVE AND INCOMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY THE ACTUAL AGREEMENTS OR OTHER DOCUMENTS. WE DO NOT EXPECT TO UPDATE OR OTHERWISE REVISE THIS PRESENTATION OR OTHER MATERIALS SUPPLIED HEREWITH. THE DELIVERY OF THIS PRESENTATION AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF THIS PRESENTATION. THIS PRESENTATION MAY NOT BE REPRODUCED OR USED FOR ANY PURPOSE OTHER THAN FOR THE RECIPIENTS INFORMATION. EACH RECIPIENT OF THIS PRESENTATION AGREES THAT ALL INFORMATION CONTAINED HEREIN IS OF A CONFIDENTIAL, MATERIAL NON - PUBLIC NATURE, THAT IT WILL TREAT SUCH INFORMATION IN A CONFIDENTIAL MANNER AND THAT IT WILL NOT, DIRECTLY OR INDIRECTLY, USE OR DISCLOSE, OR PERMIT ITS AGENTS OR AFFILIATES TO USE OR DISCLOSE, ANY SUCH INFORMATION WITHOUT OUR PRIOR WRITTEN CONSENT. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH AN OFFER IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE AN OFFER OR SOLICITATION. THIS DOCUMENT INCLUDES FORWARD - LOOKING STATEMENTS' WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILA R EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD - LOOKING STATEMENTS. FORWARD - LOOKING STATEMENTS IN THIS PRESENTATION INCLUDE MATTERS THAT INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM RESULTS EXPRESSED OR IMPLIED BY THIS PRESS RELEASE. SUCH RISK FACTORS INCLUDE, AMONG OTHERS: FUTURE OPERATING OR FINANCIAL RESULTS; FUTURE GROWTH EXPECTATIONS AND ACQUISITIONS; OUR PERFORMANCE; SPECIFIC ECONOMIC CONDITIONS IN THE UNITED STATES; CHANGES IN LAWS AND REGULATIONS; POTENTIAL LIABILITY FROM FUTURE LITIGATION; THE DIVERSION OF MANAGEMENT TIME ON ACQUISITION AND INTEGRATION RELATED ISSUES; MODIFICATIONS OR ADJUSTMENTS TO OUR FINANCIAL STATEMENTS AS A RESULT OF APPLICABLE SECURITIES LAWS; AND GENERAL ECONOMIC CONDITIONS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD - LOOKING STATEMENTS IN THIS COMMUNICATION AND DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION AND DO NOT INTEND TO UPDATE THESE FORWARD - LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES OCCURRING AFTER THE DATE OF THIS COMMUNICATION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD - LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS COMMUNICATION. ALL FORWARD - LOOKING STATEMENTS ARE QUALIFIED IN THEIR ENTIRETY BY THIS CAUTIONARY STATEMENT.

AKOM 3 High Throughput AKOM’s semiconductor glass antenna transmits and receives 50%+ Mbps more per square - inch compared to previous state - of - the - art satellite broadband terminals Interoperability AKOM’s universal terminals provide carrier - neutral broadband connectivity over software - defined - radio with software - defined - modem Virtualization AKOM’s software defined core network waveforms integrate satellites and constellations across all major orbits as well as 5G and 6G non - terrestrial networks (NTN) AKOM delivers satellite broadband with 50%+ more performance

AKOM 4 AKOM is at the point of monetization Fast growing market • Target segments of market growing 3x from c. $20 billion to c. $60 billion by 2030 • Geopolitical conflict expanding adoption of dual - use for satellite communications Product is ready • Already delivered solutions to alpha client and more customers knocking on our door • Technology tested and achieving positive results in operational and lab environments Poised to deliver and scale up • Expect to execute first major contract in 2024 and to invest in talent, partnerships • Plan to introduce higher volume & higher margin solutions by 2026 Constellation of expert talent • Semiconductor and satellite communications innovators • Aerospace and telecommunications dual - use veterans Sources: Fortune Business Insights, Boeing 2023 Annual Report, NSR Report, Teal Group Report

AKOM AKOM seeks to provide carrier - neutral and software - defined infrastructure to deliver mission - critical, multi - orbit satellite broadband connectivity where and when it is needed 5

2024: State of satellite broadband

Rise of LEO constellations

Starlink's low earth orbit (LEO) constellation provides low latency broadband services that are winning significant consumer and enterprise market share away from geostationary equatorial orbit (GEO) and medium earth orbit (MEO) carriers

Dual-use for defense

Multi-year demonstration by Starlink in Ukraine of the critical role for non-geosynchronous orbit (NGSO) connectivity to provide resilient and flexible communications in defense applications and emergency situations

It's still all about streaming video…at least for consumer broadband

Majority of global broadband traffic is streaming content and video services like Netflix and YouTube, which do not require low latency, so Starlink exceeds requirements for dominant consumption patterns

Outdated legacy satellite business models

Satellite carriers historically pre-sell bandwidth on a monthly or annual basis, which makes spectrum chronically underutilized, and also require customers to spend CapEx on bespoke satellite carrier-specific terminals

Convergence between ground and sky

Telecommunications standard development organizations (3GPP) to combine and merge satellite and terrestrial spectrum including non-terrestrial networks (NTN) in 5G Advanced and 6G standards, which puts pressure on efficient utilization of frequency bands

It's still all about GEO…at least for regulators

Operational protections for GEO satellites provided by the International Telecommunications Union (ITU) remain mostly unchanged despite fierce challenges from LEO operators in Dubai at the 2023 World Radiocommunication Conference

AKOM 6

AKOM We do satellite communications brilliantly 7

AKOM 8 AKOM: Competitive edge x4 Universal terminal with glass antenna provides 50%+ more throughput than a comparably sized device Virtualized waveform eliminates single points of failure and reduces Capex investment by partners Carrier - neutral solution supports critical communications with flexibility, redundancy and resiliency Hybrid - orbit connectivity unlocks underutilized and stranded capacity of GSO/GEO satellites

AKOM: Asset-light end-to-end broadband connectivity with satellite partners and mobile network operators


3rd Party Satellites, Constellations, and Carriers
LEO
MEO
GEO
HEO
HAPS
5G
6G
LICENSED SERVICE OPERATOR
Value-added reseller of satellite bandwidth and regional distribution partner to satellite carriers positioned to deliver hybrid-orbit services
AKOM Users and Platforms
(land, air, sea)
ANTENNA
Glass semiconductor substrate and direct-drive element design increase performance to communicate across orbits and carriers from single panel
MODEM
Custom high-speed analog-to-digital converter (ADC) chipset to fuel software-defined modem and software-defined radio (SDR)
ALGORITHMS
Precise control of beam steering to support users and platforms across air, land, sea domains
SOFTWARE
Applications specific to customer use cases
AKOM Hub and Core
ANTENNA
MODEM
ALGORITHMS
SOFTWARE
SOFTWARE-DEFINED SATELLITE CORE NETWORK
aka "VIRTUALIZED WAVEFORM"
Dynamic and programmatically efficient satellite network management to improve network and constellation performance and resiliency

AKOM 9

AKOM 10 AKOM orchestrates a system of technologies to deliver differentiated capabilities Satellite network architect: Design & develop proprietary technologies Source & integrate partner technologies Software - defined network: Implement virtualization for satellite communications Communications device design: Universal terminals for carrier - neutral satellite broadband

AKOM system-level advantage based on fabless semiconductor design and engineering expertise

AKOM's universal terminals for satellite communications

Multi-orbit flat panel antenna (FPA)

Glass semiconductor electronically steered array (ESA) enables 50%+ performance

Custom beamformer ASIC and RF chipsets optimize power & performance of system

Carrier-neutral software-defined modem

Software-defined radio (SDR) provides secure & agile signal military-grade security

High-speed analog-to-digital (ADC) chipset unlocks hybrid-orbit links & signal intelligence

AKOM

11

AKOM Fast growing market 12

AKOM Mobile network backbone services 5G Advanced & 6G non - terrestrial networks (NTN) Mobile network backhaul and backup 4G LTE & 5G network resiliency Collaborative Combat Aircraft (CCA) Major new budgets for networked defense platforms Intelligence Surveillance & Reconnaissance (ISR) Unmanned aerial / surface / underwater vehicles 13 Meeting customer needs in two key markets Aerospace & Defense Civilian Telecommunications AKOM’s dual - use technologies expand how satellite broadband can be used

Growing Market Size (US $ Billions)



16% blended CAGR
62
22
25
21
16
3
7
12
35% CAGR
17% CAGR
4% CAGR
2023
2030
Telecommunications (Mobile Networks)
Aerospace (Commercial Aviation)
Defense (UAV)

Mobile network operators (MNOs) to evolve satellite connectivity needs from a nice-to-have "back-up" to a **must-have "back bone"** as "non-terrestrial networks" (NTN) are integrated into 5G Advanced and 6G

Commercial airlines to outfit **c. 70%** aircraft for high-throughput inflight broadband by 2030 up from just c. 25% in 2023, so both retrofit and "line-fit" will be necessary

Prime defense contractors in **US, NATO, Japan** developing unmanned systems for intelligence, surveillance, reconnaissance (ISR) and collaborative combat (CCA) uses

Sources: Fortune Business Insights, Boeing 2023 Annual Report, NSR Report, Teal Group Report

AKOM
14

AKOM 15 Major new budgets for networked defense platforms March 2023 – Air Force plans to spend more than $6B on CCA drone programs over the next 5 years. ( Defense Scoop ) January 2024 – The 5 Firms Selected to Build the Air Force’s Fleet of Autonomous CCA. ( Air & Space Forces ) Opportunity Spotlight: Collaborative Combat Aircraft (CCA) AKOM well - positioned to deliver high - value functionality balancing performance and cost. Actively in discussion with top “ primes” to provide a differentiated satellite communications system for CCA

AKOM Product is ready 16

Solution developed & delivered for code name Alpha

Since 2021, **AKOM** was pioneering a first-of-its-kind satellite communications architecture for unmanned aerial vehicles (UAVs) engaged in intelligence, surveillance and reconnaissance (ISR) missions with its development partner and customer **Alpha**

In late 2023, **AKOM** achieved key customer acceptance milestones, and **Alpha** client is requesting more units and a full connectivity implementation, so **AKOM** is poised to scale up deliveries of both systems and services in 2024 and 2025

Phase	Scoping	1	2	3	4
Timeline	2021 H2 to 2022 H1	2022 H2	2023 H1 to 2023 H2	2024 H1	2024 H2 to 2025
Objective	Design ISR UAV satellite communications architecture	Ground system demonstration **PASSED**	Flight system demonstration **PASSED**	Increase flight heritage with new scenarios **IN PROCESS**	Scale up quantities for full connectivity implementation **QUOTE REQUESTED**

AKOM 17

AKOM 18 What AKOM did in 2023 : Prime contractor for Alpha’s unmanned aerial system (UAS) intelligence, surveillance and reconnaissance (ISR) demonstration missions MEO Control Cars Vessels Provision satellite bandwidth (MEO) as licensed reseller Deep integration with satellite carrier partners to add value Custom algorithms to manage beams and schedule handovers Live stream low - latency, high - resolution (8K) video of flight operations back to base Group 4 Unmanned Aerial System (UAS) with integrated intelligence, surveillance & reconnaissance (ISR) payloads Command and control ISR UAS over satellite link for take - off and landing and low - altitude, over - the - horizon flying missions ISR UAS Command Centers Virtualize satellite core network waveform to make system resilient and independent of ground station disruption First - of - its - kind MEO satellite connectivity implementation for UAS performing ISR

Technology Readiness Levels (TRL)

Phase	Level	Description
DEPLOYMENT	9	ACTUAL SYSTEM PROVEN IN OPERATIONAL ENVIRONMENT
	8	SYSTEM COMPLETE AND QUALIFIED
	7	SYSTEM PROTOTYPE DEMONSTRATION IN OPERATIONAL ENVIRONMENT
DEVELOPMENT	6	TECHNOLOGY DEMONSTRATED IN RELEVANT ENVIRONMENT
	5	TECHNOLOGY VALIDATED IN RELEVANT ENVIRONMENT
	4	TECHNOLOGY VALIDATED IN LAB
RESEARCH	3	EXPERIMENTAL PROOF OF CONCEPT
	2	TECHNOLOGY CONCEPT FORMULATED
	1	BASIC PRINCIPLES OBSERVED

UAS Communications System for ISR *TRL 8-9*

Flight proven ISR UAS demonstration missions including integration of diverse hardware and software and implementation of antenna control algorithms

Semiconductor Glass Antenna *TRL 4-5*

Open sky and lab testing for first generation semiconductor glass antenna modules, including custom RF ICs and UDC and implementation of antenna calibration algorithms

AKOM 19

AKOM Poised to deliver and scale up 20

AKOM Licensing as satellite services operator Type certifications Application software Antenna control algorithms High throughput modem Semiconductor glass antenna Partnerships with carriers and vendors Talent and intellectual property 21 Targeted capital allocation on key investments Region - specific & Segment - specific Investments Cross - cutting Investments Foundation

AKOM Product Maturity Customer Demand Product Maturity Customer Demand 22 Customer demand drives product roadmap Aerospace & Defense Telecommunications AKOM focuses investment and technology development on market needs

AKOM Constellation of expert talent 23

Aerkomm Inc.

Color-Code Legend
Aerospace & Defense | Semiconductor
SatCom / Dual-Use | Telecommunications



Louis Giordimaina
CEO
Lufthansa Technik — More mobility for the world
airmalta



Georges Caldironi
COO
AIRBUS



Jeffrey Wun
CTO
MEDIATEK
SAMSUNG ELECTRONICS



Jeff Hsu
Managing Director
SHARP
INNOLUX



Matt Botwin
Advisor – Telecommunications
DLA PIPER
SPACEX
STARLINK



Gael Frazier
Satellite Communications
AIRBUS



Jessica Hsu
Business Development
Gt 智慧生活
Taiwan Mobile



Kevin Wong
Head of Distributed Computing
MESHUB
CATHAY DRAGON 國泰港龍航空



Kevin Cheng
Head of R&D
MEDIATEK
MStar semiconductor



Maj. Gen. Brook Leonard
Advisor – Aerospace & Defense
U.S. AIR FORCE
SPACE FORCE

AKOM 24

AKOM Transaction Overview 25

AKOM 26 • AKOM plans to transfer its listing from Euronext/OTCQX to Nasdaq and also intends to maintain a dual listing on Euronext • Signed business combination with IX Acquisition Corp., an operator - led SPAC focused on digital infrastructure and telecommunications • Key industry expertise adds value to AKOM and to investors Planned Nasdaq listing via SPAC Business Combination

AKOM 27 Notes: • Excludes 20.3 million incentive shares subject to 5 - year earnout: • 17.4 million shares subject to be issued to Existing Shareholders & Management • 2.9 million Sponsor shares subject to be issued to Sponsor • Incentive shares to be issued in thirds when share price of $12.50, $15.00 and $17.50 • Excludes impacts of warrants and future management equity compensation • Assumes no public shareholder redemptions for the SPAC • Assumes no secondary share sales and estimated transaction expenses of $7 million • The Pro Forma Stock Consideration of $200 million presented here may be adjusted prior to closing subject to adjustments necessary to account for adjusted net debt level, unpaid transaction expenses and working capital variance Transaction Overview $Millions; unless otherwise stated Estimated Sources Illustrative Pro Forma Valuation Estimated Sources: $ % Share Price $11.50 Stock Consideration (Equity Rollover) 200 67% (x) Pro Forma Shares Outstanding 26.1 SPAC Cash in Trust 32 11% Pro Forma Equity Value $300 PIPE (common equity @ $11.50) 35 12% Less: Assumed Pro Forma Net Cash 60.0 Sponsor Promote 33 11% Pro Forma Enterprise Value $240 Total Sources 300 100% Illustrative Pro Forma Ownership Estimated Uses: Rollover Equity 200 67% Transaction Expenses (Est.) 7 2% Cash to Balance Sheet 60 20% Sponsor Promote 33 11% Total Uses 300 100% 67% 11% 12% 11% Existing Shareholders & Management SPAC Shareholders PIPE Investors Sponsor

IX Acquisition Corp.

Color-Code Legend
Aerospace & Defense | Governance
SatCom / Dual-Use | Telecommunications



Guy Willner
Chairman

IXEUROPE · IXAfrica DataCentre · IXcellerate · International Data Centre Group · TERACO · EQUINIX



Karen Bach
CEO

IXEUROPE · IXcellerate · //consult.red · MCI WORLDCOM · amino · EDS



Noah Aptekar
CFO/COO

SPACEX · STARLINK · COLORADO Office of Economic Development & International Trade



Paul Berriman
Advisor

PCCW Global · rain · Spark nz



Paul Garnett
Advisor

Microsoft · FCC · ctia



Eduardo Marini
Non-exec Director

green4T · LAZARD · BANK OF AMERICA · actis · GENERAL ATLANTIC



Shannon Grewer
Non-exec Director

FRONTIER TOWERS · TOWERSHARE · eco · Locke Lord · NetEquity



Andrew Bartley
Non-exec Director

IFC International Finance Corporation · Tcell · helios towers · IXcellerate · orange



Teresa Barger
Non-exec Director

CARTICA · IFC International Finance Corporation · McKinsey & Company · THE WORLD BANK



Simon Vye
Advisor

Telia Carrier · colt · AT&T · TELSTRA GLOBAL · LIBERTY GLOBAL · Sprint

AKOM 28

AKOM 29 Delivers 50%+ performance AKOM’s semiconductor glass antenna transmits and receives 50%+ Mbps more per square - inch compared to previous state - of - the - art satellite broadband terminals Monetization inflection point AKOM’s technology development reached the point of significant increases in customer demand for satellite communications systems and services Nasdaq uplisting with tech operators SPAC merger brings in industry experts with the experience to build and institutionalize growth - stage tech companies who will be key partners for the long term AKOM bringing commercial and technical momentum to Nasdaq

AKOM 30 © 202 4 Aerkomm Inc. All rights reserved. Thank You